Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of October 6, 2014 (this “Amendment”) is entered into among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of July 1, 2013 (as amended and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“2014 Strategic Restructuring Charges” means (a) a pre-tax charge in an aggregate amount not to exceed $55,000,000 relating to office closures, employee terminations and write-down/reserve of receivables and other assets (including goodwill and deferred tax assets) primarily incurred by the Borrower and its Subsidiaries in connection with the exit by the Borrower and its Subsidiaries from certain international locations, (b) a pre-tax charge in an aggregate amount not to exceed $5,000,000 relating to office consolidation, employee downsizing and write-down/reserve of receivables and other assets incurred by the Borrower and its Subsidiaries in connection with the consolidation of the Insituform and Fyfe business units worldwide and (c) a pre-tax charge in an aggregate amount not to exceed $40,000,000 relating to fixed asset write-offs, intangible impairments and land lease consolidations incurred by the Borrower and its Subsidiaries in connection with the optimization of facility operations of The Bayou Companies, LLC located in New Iberia, Louisiana. Notwithstanding anything to the contrary contained herein, the cash portion of the 2014 Strategic Restructuring Charges shall not exceed $17,000,000.

“Non-Recurring Operating Losses” means the operating losses not associated with continuing operations incurred by the Borrower and its Subsidiaries in certain international markets in an aggregate amount not to exceed (a) $5,500,000 for the fiscal quarter ended September 30, 2014, (b) $4,300,000 for the fiscal quarter ending December 31, 2014, (c) $2,400,000 for the fiscal quarter ending March 31, 2015 and (d) $1,400,000 for the fiscal quarter ending June 30, 2015.

(b)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“CDOR Rate” means, the rate per annum, equal to the average of the annual yield rates applicable to Canadian Dollar banker’s acceptances at or about 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date as published on the applicable Bloomberg screen page (or such other page or commercially available source displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as may be designed by the Administrative Agent from time to time) for a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, for a term equivalent to the number of months closest to such Interest Period).

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis (inclusive of the acquired operations of Brinderson, on a Pro Forma Basis) and without duplication, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash stock based compensation expense for such period, (v) transaction costs (not including any costs that will be capitalized) in respect of the Brinderson Acquisition in an aggregate amount not to exceed (x) $7,000,000 for the Borrower and (y) $19,000,000 for Brinderson pursuant to the Brinderson Acquisition, (vi) to the extent incurred on or before June 30, 2014, any net loss from the discontinued operations of Bayou Welding Works in an aggregate amount not to exceed $6,500,000 for any four fiscal quarter period, (vii) other non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (viii) to the extent recorded on or before December 31, 2014, the 2014 Strategic Restructuring Charges and (ix) the Non-Recurring Operating Losses for such period and minus (b) the following to the extent included in calculating such Consolidated Net Income: all non-cash items increasing Consolidated Net Income for such period, all as determined in accordance with GAAP and without duplication of any other income statement items used in calculating Consolidated EBITDA on a Pro Forma Basis. Notwithstanding the foregoing, for purposes of calculating the Consolidated Leverage Ratio for purposes of determining the Applicable Rate, Non-Recurring Operating Losses shall not be added back to Consolidated EBITDA pursuant to clause (a)(ix) above.

“Eurocurrency Rate” means,

(a)    for any Interest Period with respect to a Eurocurrency Rate Loan,

(i)    in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate or a successor thereto as approved by the Administrative Agent (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(ii)    in the case of Eurocurrency Rate Loan denominated in Canadian Dollars, the CDOR Rate per annum; and

(iii)    in the case of a Eurocurrency Rate Loan denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid rate or a successor thereto approved by the Administrative Agent (“BBSY”) as published on the applicable Bloomberg screen page (or such other page or commercially available source providing BBSY (Bid) quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period (or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period);

(iv)    in the case of any other Eurocurrency Rate Loan denominated in a Non-LIBOR Quoted Currency, the rate designated with respect to such Alternative

Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.09; and

(b)    for any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time two Business Days prior to the date of determination (provided that if such day is not a Business Day, the next preceding Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day.

For all Non-LIBOR Quoted Currencies, the calculation of the applicable reference rate shall be determined in accordance with market practice. If the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(c)    A new Exhibit F is hereby added to the Credit Agreement in the form of Exhibit F attached hereto.

2.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the conditions set forth below (the “Second Amendment Effective Date”):

(a)    Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b)    Amendment Fee. Receipt by the Administrative Agent and MLPFS of any fees required to be paid on or before the Second Amendment Effective Date, including, without limitation, receipt by MLPFS, for the account of each Lender executing this Amendment, a fee in an amount equal to 0.10% of the sum of such Lender’s (i) Revolving Commitment and (ii) outstanding Term Loan.

(c)    Legal Fees. Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b)    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    The Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

(f)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:            AEGION CORPORATION,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, GC, CAO, Secy

GUARANTORS:        INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

INA ACQUISITION CORP.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

ITI INTERNATIONAL SERVICES, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

MISSISSIPPI TEXTILES CORPORATION,
a Mississippi corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

THE BAYOU COMPANIES, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

KINSEL INDUSTRIES, INC.,
a Texas corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

COMMERCIAL COATING SERVICES INTERNATIONAL, LLC,
a Texas limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, SVP, CAO, Secy

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, SVP, CAO, Secy

FYFE CO. LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

SPECIALIZED FABRICS LLC,
a Washington limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

ENERGY & MINING HOLDING COMPANY, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

CRTS, INC.,
an Oklahoma corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

CORRPRO COMPANIES, INC.,
an Ohio corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

CORRPRO COMPANIES INTERNATIONAL, INC.,
a Nevada corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

OCEAN CITY RESEARCH CORP.,
a New Jersey corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

CORRPRO HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

BRINDERSON, L.P.,
a California limited partnership

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

BRINDERSON CONSTRUCTORS INC.,
a California corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

GENERAL ENERGY SERVICES,
a California corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: SVP, CAO, Secy

BRINDERSON HOLDINGS, INC.,
a Delaware corporation

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

BRINDERSON SERVICES, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: President, CAO, Secy

INSITUFORM NETHERLANDS HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David F. Morris
Name: David F. Morris
Title: Director

AEGION REHABILITATION SERVICES LIMITED,
a company incorporated in England and Wales

By:    /s/ David F. Morris
Name: David F. Morris
Title: Director

CORRPRO COMPANIES ENGINEERING LTD.,
a company incorporated in England and Wales

By:    /s/ David F. Morris
Name: David F. Morris
Title: Director

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Rosanne Parsill
Name: Rosanne Parsill
Title: Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:    /s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:    /s/ Donna B. Kirtian
Name: Donna B. Kirtian
Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:    /s/ Amanda A. Schmitt
Name: Amanda A. Schmitt
Title: Vice President

FIFTH THIRD BANK,
as a Lender

By:    /s/ Kiley Hill
Name: Kiley Hill
Title: VP

REGIONS BANK,
as a Lender

By:    /s/ John Holland
Name: John Holland
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ David Bentzinger
Name: David Bentzinger
Title: Senior Vice President

COMPASS BANK,
as a Lender

By:    /s/ Kevin Wisel
Name: Kevin Wisel
Title: Senior Vice President

HSBC BANK USA, N.A.,
as a Lender

By:    /s/ Lewis Fisher
Name: Lewis Fisher
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

BANK OF THE WEST,
as a Lender

By:    /s/ Roger Lumley
Name: Roger Lumley
Title: Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ R. Andrew Beam
Name: R. Andrew Beam
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Stephen Bode
Name: Stephen Bode
Title: Senior Vice President

BMO Harris Bank, N.A.,
as a Lender

By:    /s/ Brian Russ
Name: Brian Russ
Title: Vice President

COMERICA BANK,
as a Lender and L/C Issuer

By:    /s/ Mark J. Leveille
Name: Mark J. Leveille
Title: Vice President

NATIONAL BANK OF KUWAIT SAK,
as a Lender

By:    /s/ Wendy Wanninger
Name: Wendy Wanninger
Title: Executive Manager

By:    /s/ Steve Allen
Name: Steve Allen
Title: Treasurer

STIFEL BANK & TRUST,
as a Lender

By:    /s/ Benjamin L. Dodd
Name: Benjamin L. Dodd
Title: Senior Vice President

Exhibit F
[FORM OF]
COMPLIANCE CERTIFICATE

Financial Statement Date: __________, 20___

To:    Bank of America, N.A., as Administrative Agent

Re:
Credit Agreement dated as of July 1, 2013 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and a L/C Issuer. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________ of the Borrower, and that, in his/her capacity as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year‑end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] year‑end audited financial statements required by Section 7.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement].

[Use following paragraph 1 for fiscal quarter‑end financial statements:]

1.
[Attached hereto as Schedule 1 are the][The] unaudited financial statements required by Section 7.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of the above date [have been electronically delivered to the Administrative Agent pursuant to the conditions set forth in Section 7.02 of the Credit Agreement]. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year‑end audit adjustments and the absence of footnotes.

2.
The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.
A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

[or:]

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.
The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.	Set forth on Schedule [1][2] hereto are true and accurate calculations demonstrating compliance with Section 8.11 of the Credit Agreement on and as of the date of this Compliance Certificate.

6.	The Consolidated Leverage Ratio for purposes of determining the Applicable Rate is ______: 1.0.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of __________, 20___.

AEGION CORPORATION,
a Delaware corporation

By:
Name:
Title:

Schedule [1][2]
to Compliance Certificate

1.    Consolidated Leverage Ratio

(a)    Consolidated Funded Indebtedness             $____________

(b)    Consolidated EBITDA

(i)    Consolidated Net Income            $____________

(ii)    Consolidated Interest Charges            $____________

(iii)    federal, state, local and foreign
income taxes                    $____________

(iv)    depreciation and amortization expense        $

(v)    non-cash stock based compensation expense     $____________

(vi)    transaction costs (not including any costs
that will be capitalized) in respect of the
Brinderson Acquisition in an aggregate amount
not to exceed (A) $7,000,000 for the Borrower
and (B) 19,000,000 for Brinderson        $____________

(vii)    to the extent incurred on or before June 30, 2014,
any net loss from the discontinued operations
of Bayou Welding Works in an aggregate
amount not to exceed $6,500,000 for any four
fiscal quarter period                $____________

(viii)    other non-recurring expenses of the Borrower
and its Subsidiaries reducing Consolidated Net
Income which do not represent a cash item    $____________

(ix)	to the extent recorded on or before December
31, 2014, the 2014 Strategic Restructuring
Charges                        $____________

(x)    Non-Recurring Operating Losses        $____________

(xi)    all non-cash items increasing Consolidated
Net Income                    $____________

(xii)    Consolidated EBITDA
[sum of (i) though (x) above minus (xi)]        $____________1

_______________________________

1 For purposes of calculating the Consolidated Leverage Ratio to determine the Applicable Rate, Consolidated EBITDA is $_______________ (such amount excludes the add back to Consolidated EBITDA in clause (x) above).

(c)    Consolidated Leverage Ratio
[(a)/(b)(xii)]                            __________:1.02

2.    Consolidated Fixed Charge Coverage Ratio

(a)    Consolidated Adjusted EBITDAR            $____________

(i)    Consolidated EBITDA                 $____________
[1(b)(xii) above]

(ii)    rent and lease expense                $____________

(iii)    Consolidated Capital Expenditures        $____________

(iv)    Consolidated Taxes                $____________

(v)    Consolidated Adjusted EBITDAR
[(i) + (ii) - (iii) - (iv)]                $____________

(b)    Consolidated Fixed Charges

(i)    Consolidated Interest Charges            $____________

(ii)    Consolidated Scheduled Funded
Debt Payments                    $____________

(iii)    the amount of cash dividends and other
other distributions and purchases, redemptions
and acquisitions of Equity Interests made by
the Borrower3                    $____________

(iv)    rent and lease expense                 $____________

(v)    Consolidated Fixed Charges
[sum of (i) though (iv) above]            $____________

(c)    Consolidated Fixed Charge Coverage Ratio
[(a)(v)/(b)(v)]                        __________:1.0

_____________________________

2 For purposes of determining the Applicable Rate, the Consolidated Leverage Ratio is _____:1.0 (such Consolidated Leverage Ratio to be calculated using Consolidated EBITDA set forth in footnote 4).

3 Other than the 2012 Special Share Repurchase and the 2013 Special Share Repurchase